UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2015
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

1111 West Hastings Street, Suite 320
Vancouver, British Columbia	V6E 2J3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

On September 1, 2015, Uranium Energy Corp (the “Company”) announced that the Company will be featured as a presenting company at the 17th Annual Rodman & Renshaw Global Investment Conference, sponsored by H.C. Wainwright & Co., LLC. The conference is being held September 8-10, 2015, at The St. Regis Hotel in New York City.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

Not applicable.

(b)           Pro forma Financial Information

Not applicable.

(c)           Shell Company Transaction

Not applicable.

(d)           Exhibits

Exhibit	Description

99.1	News Release dated September 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: September 1, 2015	By:	/s/ Mark Katsumata
Mark Katsumata, Secretary, Treasurer and Chief Financial Officer